UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): [March 6, 2007]


                         UNITED INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-4252           95-2081809
  (State or other jurisdiction       (Commission      (I.R.S. Employer
      of incorporation)              File Number)     Identification No.)

        124 INDUSTRY LANE, HUNT VALLEY, MD              21030
     (Address of principal executive offices)         (Zip Code)


                                 (410) 628-3500
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ADOPTION OF 2007 MANAGEMENT INCENTIVE PLAN

On March 6, 2007, the Board of Directors adopted the 2007 Management Incentive Plan ("MIP") of the Company for the year ending December 31, 2007. The following description of the MIP is not complete and is qualified in its entirety by the full text of the MIP, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The MIP is a variable cash-based incentive plan designed to focus management's attention on performance factors important to the continued success of each business unit and the Company overall. The MIP is administered by the Compensation and Stock Option Committee (the "Compensation Committee"). Under the MIP, the Compensation Committee establishes a compensation "pool" based upon the extent to which the business unit meets or exceeds performance against annual performance measures set for each respective unit. The financial measures generally include, but are not limited to, orders, profit and cash flow.

Participants in the MIP are executive officers, including the President and Chief Executive Officer, and other selected senior managers in a position to significantly affect the performance of their business unit. The senior managers are generally managers with responsibility across an entire business unit (i.e., headquarter executives, product line and other general program managers, and selected functional managers). The Compensation Committee approves the initial participants in the plan and any additions of executive officers during the plan year. The President and Chief Executive Officer has been delegated the authority by the Compensation Committee, during the plan year, to add participants based on new hires and promotions to, and to remove participants from, the MIP, other than executive officers.

Annual incentive awards may range from zero to 200% of the target incentive compensation. Target incentive compensation is a percent of base salary. The target incentive percent varies from 10% to 50% of the participant's base salary, depending on the participant's salary grade, among other factors, and is determined using competitive data for short-term incentive compensation and in relation to the executive's total compensation package. Targets for the executive officers range between 20-45% and, in the case of the President and Chief Executive Officer, 50%. Awards for participants generally are based on a combination of business unit performance and personal performance objectives. The weighting of these factors can vary from one business unit to another, reflecting the relative importance of business performance to personal performance for that business unit during any year. If a certain threshold is not realized, the incentive is not paid.

The business performance is based upon financial performance measures that are important to the business unit. Budgets, as well as past and expected future performance results, are criteria used in setting business performance targets. The Compensation Committee approves the business performance targets for all executive officers. The business performance targets for all other participants are reviewed and approved by the Company's chief executive officer, subject to approval by the Compensation Committee as it deems appropriate. The Compensation Committee has the discretion to adjust business performance measures in determining actual business performance to take into account events and circumstances not contemplated when the business performance measures were approved.

The personal performance objectives are important personal objectives directly related to the participant's major responsibilities. For example, those objectives could include such areas as market and/or customer share improvement; cost improvements; product development; pricing; inventory levels; introduction or improvement of products, processes or systems; health, safety and environmental performance; or management development. The personal performance objectives of the President and Chief Executive Officer are approved by the Compensation Committee. The personal performance objectives of the other named executive officers are approved by the President and Chief Executive Officer, subject to approval by the Compensation Committee as it deems appropriate. The personal performance objectives for all other participants are mutually agreed to by the participant and his or her manager, subject to approval by the President and Chief Executive Officer as he deems appropriate.

Personal performance objectives are reviewed and revised during the plan year to take into account significant achievements not contemplated at the time the personal performance objectives were initially approved. Revisions to the personal performance objectives of the President and Chief Executive Officer and other executive officers are approved by the Compensation Committee. The Compensation Committee has delegated the authority to the President and Chief Executive Officer the right to make changes to the personal performance objectives of participants other than executive officers. Revisions to the personal performance objectives for all other participants are approved by the participant's manager, subject to approval by the President and Chief Executive Officer as he deems appropriate.

To determine an employee's incentive award, both performance the business performance and personal performance objectives factors are rated and weighted according to the predetermined split. The two results are totaled and multiplied by the participant's base salary to determine the incentive compensation. If the requisite performance objectives are not realized, no incentive compensation is paid to the participant. The predetermined split for the President and Chief Executive Officer is approved by the Compensation Committee. The predetermined split for the other executive officers is approved by the President and Chief Executive Officer, subject to approval by the Compensation Committee as it deems appropriate. The predetermined split for all other participants is approved by the President and Chief Executive Officer. Commencing in 2007, the Compensation Committee has determined that the predetermined split for all corporate and business unit participants, including all executive officers, shall be 75% for business performance and 25% for personal performance objectives.

Because of the discretionary nature of the MIP targets and objectives, the MIP is not intended to satisfy Internal Revenue Code ("Code") Section 162(m).

Payment of awards earned under the MIP will generally be made by March 15, 2008, subject to a participant's continued employment with the Company at the time of payment. However, if a participant dies, retires, is laid off, or becomes disabled after the close of 2007, but before payment is made, payment of the award will be made by March 15, 2008. If death, retirement, layoff or disability occurs during 2007, the award will be prorated based on the portion of the year in which the participant was employed and payment will be made by March 15, 2008.

2006 MANAGEMENT INCENTIVE PLAN AWARDS

On March 6, 2007, the Board of Directors approved the following payments under the Company's 2006 MIP to the Company's executive officers for services provided during the fiscal year ended December 31, 2006.

Frederick M. Strader     President and Chief Executive          $500,000
                         Officer of the Company

James H. Perry           Vice President, Chief Financial        $206,736
                         Officer and Controller of the Company

Jonathan A. Greenberg    Vice President, General Counsel and    $174,103
                         Secretary of the Company

Stuart F. Gray           Treasurer of the Company               $ 41,597

In January 2007, the Company determined that John F. Michitsch and Michael A. Boden were executive officers of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. On March 6, 2007, the Board of Directors also approved the following payments under the Company's 2006 MIP to John F. Michitsch and Michael A. Boden for services provided during the fiscal year ended December 31, 2006.

John F. Michitsch        Executive Vice President               $151,742
                         of AAI Corporation
Michael A. Boden         Executive Vice President,              $185,279
                         Operations of AAI Corporation

The business performance and personal performance objectives under the 2006 MIP for each of the Company's executives were met or exceeded. Under the 2006 MIP calculations, the award to Mr. Strader was $492,436. Because of Mr. Strader's substantial efforts during 2006, the Compensation Committee determined to increase the award to $500,000.

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EMPLOYEE STOCK OPTION GRANT AGREEMENT

A copy of the form of Company's form of employee stock option grant agreement is attached as Exhibit 10.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT     DESCRIPTION

10.1        2007 Management Incentive Agreement
10.2        Form of Employee Stock Option Grant Agreement Under
            2006 Long Term Incentive Plan


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Industrial Corporation


By: /s/ James H. Perry
    -----------------------------------------------------
    James H. Perry
    Chief Financial Officer and
    Vice President


Date:  March 12, 2007


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                                 EXHIBIT INDEX

EXHIBIT     DESCRIPTION

10.1        2007 Management Incentive Agreement
10.2        Form of Employee Stock Option Grant Agreement Under
            2006 Long Term Incentive Plan